UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 25, 2005
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
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        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (217) 356-2265
                                                   -------------------

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    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     The Board of Directors of Great American Bancorp, Inc. (the "Company"), announced that the last day the Company's common stock will trade on the Nasdaq SmallCap Market will be Friday, January 28, 2005. The Company's common stock will commence trading on the Over-the-Counter Bulletin Board (OTCBB) on Monday, January 31, 2005. The Company also announced that on January 28, 2005 the Company intends to file a Form 15 with the Securities and Exchange Commission terminating the registration of the Company's stock under the Securities Exchange Act of 1934.

     On January 11, 2005, the Company had issued a press release that it planned to notify Nasdaq of its intent to delist its common stock from the Nasdaq SmallCap Market effective by the end of January 2005. In this press release, the Company had also stated that because its common stock is held of record by less than 300 holders, it would be terminating the registration of its common stock under the Securities Exchange Act of 1934 by filing a Form
15. Upon the filing of the Form 15, the obligation of the Company to file with the Securities and Exchange Commission certain specified reports and forms, including 10-KSB, 10-QSB and 8-K reports will be suspended.

     The Company's press release announcing the effective date of the Company's delisting from the Nasdaq SmallCap Market and the date of listing on the OTCBB is incorporated herein by reference and is filed as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

c.   Exhibits

     Exhibit Number                    Description
     --------------                    -----------
          99.1                         Press release dated January 25, 2005

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 25, 2005            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Jane F. Adams
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                   Description                  Method of Filing
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  99.1                  News Release                  Filed herewith
                        Dated January 25, 2005

                              Exhibit 99.1


                                                            NEWS RELEASE

FOR IMMEDIATE RELEASE
January 25, 2005

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265


             Great American Bancorp, Inc. Announces Termination Date For Delisting From Nasdaq SmallCap Market and Effective Date
                      For Listing on OTC Bulletin Board

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, announced today that Friday, January 28, 2005 will be the last day the Company's common stock will trade on the Nasdaq SmallCap Market. The Company's common stock will begin trading on the Over-the-Counter Bulletin Board (OTCBB) on Monday, January 31, 2005 under the symbol "GTPS". The Company also announced that on January 28, 2005 the Company intends to file a Form 15 with the Securities and Exchange Commission terminating the registration of the Company's stock under the Securities Exchange Act of 1934.

The Company's Board of Directors had previously announced in a press release issued on January 11, 2005 its decision to voluntarily delist the Company's common stock from quotation on the NASDAQ SmallCap Market effective by the end of January 2005 and its intent to commence trading on the OTCBB. The Company's press release also stated that because its common stock is held of record by less than 300 holders, it would be terminating the registration of its common stock under the Securities Exchange Act of 1934 by filing a Form
15. Upon the filing of the Form 15, the obligation of the Company to file with the Securities and Exchange Commission certain specified reports and forms, including 10-KSB, 10-QSB and 8-K reports will be suspended.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank also provides full service brokerage activities through a third-party broker-dealer. The Bank's subsidiary, Park Avenue Service Corporation, sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.


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                          GTPS-pr-2005-03